EXHIBIT 99.1

GULFMARK ENERGY GROUP, INC.

CONSOLIDATED FINANCIAL STATEMENTS

OCTOBER 31, 2010

AUDITED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of Gulfmark Energy Group, Inc.

San Antonio, Texas

We have audited the accompanying consolidated balance sheet of Gulfmark Energy Group, Inc. as of October 31, 2010, and the related statements of operations, stockholders’ equity and cash flows for the period from August 11, 2010 (inception) to October 31, 2010. Gulfmark Energy Group, Inc.’s management is responsible for these consolidated financial statements. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Gulfmark Energy Group, Inc. as of October 31, 2010, and the results of its operations and its cash flows for the period from August 11, 2010 (inception) to October 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ Killman, Murrell & Company, P.C Odessa, Texas December 14, 2010

GULFMARK ENERGY GROUP, INC. CONSOLIDATED BALANCE SHEET
OCTOBER 31, 2010

ASSETS
CURRENT ASSETS:
Cash	$ 48,225
Prepaid expenses	8,750
TOTAL CURRENT ASSETS	56,975

PROPERTY, PLANT, AND EQUIPMENT	1,100,474
Less accumulated depreciation	(386,619)

NET PROPERTY, PLANT AND EQUIPMENT	713,855
TOTAL ASSETS	$ 770,830

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$ 9,225
Payable to related party	6,041
Current portion of long term debt	162,834
TOTAL CURRENT LIABILITIES	178,100

LONG TERM DEBT	171,166

STOCKHOLDER PAYABLE	210,100

TOTAL LIABILITIES	559,366

STOCKHOLDERS' EQUITY
Preferred stock, $.001 par value, 50,000,000 shares authorized,
11,000,000 issued and outstanding	11,000
Common stock, $.001 par value, 950,000,000 authorized,
26,950,000 shares issued and outstanding	26,950
Additional paid in capital	196,483
Retained deficit	(22,969)
TOTAL STOCKHOLDERS' EQUITY	211,464
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 770,830

GULFMARK ENERGY GROUP, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD AUGUST 11, 2010 (INCEPTION)
TO OCTOBER 31, 2010

COSTS AND EXPENSES
Administrative Expenses	$ 22,969

LOSS FROM OPERATIONS	(22,969)

Income tax	-

NET LOSS	$ (22,969)

Loss per common share	$ -

Weighted Average Common Shares Outstanding	26,801,786

GULFMARK ENERGY GROUP, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE PERIOD AUGUST 11, 2010 (INCEPTION)
TO OCTOBER 31, 2010

					Additional
	Preferred Stock		Common Stock		Paid in	Retained
	Shares	Amount	Shares	Amount	Capital	deficit	Total
Balance, August 11, 2010 (Inception)	-	$ -	-	$ -	$ -	$ -	$ -

Preferred stock issued to acquire
subsidiaries	11,000,000	11,000	-	-	-	-	11,000

Commons stock issued to acquire
subsidiaries	-	-	26,800,000	26,800	96,633		123,433

Common stock issued in rig purchase	-	-	150,000	150	99,850		100,000

Net loss, October 31, 2010	-	-	-	-	-	(22,969)	(22,969)

	11,000,000	$ 11,000	26,950,000	$ 26,950	$ 196,483	$(22,969)	$ 211,464

GULFMARK ENERGY GROUP, INC. CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM AUGUST 11, 2010 (INCEPTION)
TO OCTOBER 31, 2010

CASH FLOW FROM OPERATING ACTIVITIES:
Net Loss	$ (22,969)
Change in operating assets and liabilities
Prepaid expenses	(8,750)
Accounts payable	9,225
Related party payables	6,041
Other	4,578
Net cash (used) by operating activities	(11,875)

CASH FLOW FROM INVESTING ACTIVITIES:
Purchase of drilling equipment	(150,000)
Net cash used investing activities	(150,000)

CASH FLOW FROM FINANCING ACTIVITIES:

Proceeds from stockholder payable	210,100
Net cash provided by financing activities	210,100

Net increase in cash	48,225
Cash - Beginning of the period	-
Cash - Ending of period	$ 48,225

SUPPLEMENTAL CASH FLOW DISCLOSURES
Cash paid during the period for:
Interest	$ -
Income Taxes	$ -

Non-cash investing and financing activities:
Purchase of drilling rig	$(334,000)
Assumption of note payable on drilling rig purchase	334,000
Assets acquired from related parties	(234,433)
Common stock issued to acquire subsidiaries	26,800
Preferred stock issued to acquire subsidiaries	11,000
Common stock issued in drilling rig purchase	150
Change in additional paid in capital on asset transfer,
acquisition of subsidiaries, and drilling rig purchase	196,483
$ -

GULFMARK ENERGY GROUP, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

OCTOBER 31, 2010

Note 1 – Organization and Business Activity

Gulfmark Energy Group, Inc. consists of the parent company and two wholly owned subsidiaries, Gulfmark Resources, Inc. and Blanco Drilling, Inc. (the “Company”).  Gulfmark Energy Group, Inc. is a Nevada corporation incorporated in August 2010, the two subsidiaries were incorporated in the State of Texas.  Gulfmark Resources, Inc. was incorporated in July 2010 and Blanco Drilling, Inc. was incorporated in August 2010.  The Company is developing an oil and gas business in Texas. Its current operations consist of contract drilling services; however there were no outstanding contracts as of October 31, 2010.

Note 2 - Summary of Significant Accounting Policies

This summary of significant accounting policies of Gulfmark Energy Group and subsidiaries is presented to assist in the understanding of the Company’s consolidated financial statements. These consolidated financial statements are the representation of the Company’s management who is responsible for the integrity and objectivity of these financial statements. The Company’s accounting policies conform to generally accepted accounting principles in the United States of America.

Consolidation Policy

Investee companies in which the Company directly or indirectly owns more than 50% of the outstanding voting securities or those in which the Company has effective control over are accounted for under the consolidation method of accounting. Under this method, an Investee company’s balance sheet and results of operations are reflected within the Company’s Consolidated Financial Statements.  Intercompany accounts and transactions have been eliminated in consolidation.

Estimates

Preparing the Company’s financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash on deposit, cash on hand, and highly liquid investments that are readily convertible into cash and purchased with original maturities of three months or less.

GULFMARK ENERGY GROUP, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

OCTOBER 31, 2010

Note 2 - Summary of Significant Accounting Policies (Continued)

Basis for Recording Fixed Assets, Lives, and Depreciation Methods

Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods (generally accelerated) for tax purposes where appropriate. The estimated useful lives for significant property and equipment categories are as follows:

Vehicles

3 to 5 years

Machinery and equipment

3 to 5 years

Buildings and improvements

5 to 15 years

Deferred Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, including tax loss and credit carry forwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. As of October 31, 2010 there was no material deferred tax assets or deferred tax liabilities.

Asset Impairment

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Impairment of assets to be held and used is determined by a comparison of the carrying amount of an asset to undiscounted future net cash flows expected to be generated by an asset.  If such assets are considered to be impaired, the impairment to be recognized is measured by an amount by which the carrying amount of the assets exceeds the fair value of the assets.  Assets to be disposed of are reported at the lower of cost or carrying amount or fair value less costs to sell.  There were no assets found to be in need of impairment as of October 31, 2010.

GULFMARK ENERGY GROUP, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

OCTOBER 31, 2010

Note 2 - Summary of Significant Accounting Policies (Continued)

Loss Per Common Share

Basic net loss per share is calculated by dividing net loss by the weighted average number of common shares outstanding during the period, and does not include the impact of any potentially dilutive common stock equivalents.  Potential common shares are not included in the computation of loss per share, if their effect is antidilutive.  At October 31, 2010, the Company had no potential common shares, and only basic loss per share is reported for the period ended October 31, 2010.

Financial Instruments

The carrying amount of financial instruments including cash and cash equivalents, prepaid expenses, and accounts payable approximate fair value, unless otherwise stated, as of October 31, 2010.  The carrying amount of long-term debt approximates market value due to the use of market interest rates.

Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2010-06, “Fair Value Measurements and Disclosures (Topic 820) — Improving Disclosures about Fair Value Measurements.” This ASU requires some new disclosures and clarifies some existing disclosure requirements about fair value measurement as set forth in Accounting Standards Codification (“ASC”) 820. ASU 2010-06 amends ASC 820 to now require: (1) a reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers; and (2) in the reconciliation for fair value measurements using significant unobservable inputs, a reporting entity should present separately information about purchases, sales, issuances, and settlements. In addition, ASU 2010-06 clarifies the requirements of existing disclosures. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Early application is permitted. The Company has complied with the additional disclosures required by this guidance upon its adoption.

In June 2009, the FASB issued guidance under ASC 105, “Generally Accepted Accounting Principles.” This guidance established a new hierarchy of GAAP sources for non-governmental entities under the FASB Accounting Standards Codification. The Codification is the sole source for authoritative U.S. GAAP and supersedes all accounting standards in U.S. GAAP, except for those issued by the SEC. The guidance was effective for financial statements issued for reporting periods ending after September 15, 2009. The adoption had no impact on the Company’s financial position, cash flows or results of operations.

GULFMARK ENERGY GROUP, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

OCTOBER 31, 2010

Note 2 - Summary of Significant Accounting Policies (Continued)

Recent Accounting Pronouncements (Continued)

In August 2009, the FASB issued ASU No. 2009-05, “Fair Value Measurements and Disclosures (Topic 820) — Measuring Liabilities at Fair Value,” related to fair value measurement of liabilities. This update provides clarification that in circumstances in which a quoted price in an active market for an identical liability is not available, a reporting entity is required to measure fair value using one or more valuation techniques. This guidance is effective for the first reporting period beginning after issuance.

In April 2009, the FASB updated its guidance under ASC 820, “Fair Value Measurements and Disclosures,” related to estimating fair value when the volume and level of activity for an asset or liability have significantly decreased and identifying circumstances that indicate a transaction is not orderly. The guidance was effective for interim and annual reporting periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. The adoption of this guidance had no impact on the Company’s results of operations.

Also in April 2009, the FASB updated its guidance under ASC 825, “Financial Instruments,” which requires disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. This guidance also requires those disclosures in summarized financial information at interim reporting periods. The guidance was effective for interim reporting periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. The adoption of this guidance had no impact on the Company’s results of operations.

On December 31, 2008, the SEC published final rules and interpretations updating its oil and gas reporting requirements.  Many of the revisions are updates to definitions in the existing oil and gas rules to make them consistent with the Petroleum Resource Management System, which is a widely accepted standard for the management of petroleum resources that was developed by several industry organizations.  Key revisions include the ability to include nontraditional resources in reserves, the use of new technology for determining reserves, permitting disclosure of probable and possible reserves, and changes to the pricing used to determine reserves based on a 12-month average price rather than a period end spot price.  The average is to be calculated using the first day-of-the-month price for each of the 12 months that make up the reporting period.  The new rules are effective for annual reports for fiscal years ending on or after December 31, 2009.  Early adoption is not permitted.

In the opinion of management, these topics have no impact on the financial statements of the Company.

GULFMARK ENERGY GROUP, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

OCTOBER 31, 2010

Note 3 – Property, Plant and Equipment

Major categories of property and equipment, including their depreciable lives are as follows:

	Cost	Lives

Land	$ 25,545
Buildings and improvements	101,082	5 – 15 years
Drilling equipment	754,140	5 – 7 years
Other equipment	176,463	5 – 7 years
Furniture and fixtures	43,244	3 – 5 years

	1,100,474

Less accumulated depreciation	(386,619)

Net	$ 713,855

There is no current period depreciation expense as the assets of the Company had not been placed in service as of October 31, 2010.

In October 2010, the Company purchased a U-34B drilling rig and other miscellaneous parts, equipment, and rolling stock for a total purchase price of $584,000.  The terms of the purchase included $150,000 in cash, the assumption of a $334,000 bank note, and the issuance of 150,000 shares of the Company’s common stock valued at $100,000.

Note 4 – Related Party Payable and Shareholder Notes Payable

As of October 31, 2010, the Company owed $6,041 to a principal shareholder/officer for cash advances for operations. In addition, the Company owed $210,100 in no interest demand shareholder notes payable.

Note 5 – Note Payable

Long-term debt at October 31, 2010 consists of a note payable to a bank in monthly installments of $14,653 including interest at 5%, secured by accounts receivable, machinery and equipment, and other personal property, including a drilling rig.  As of October 31, 2011, the amount of $162,834 is due with the remaining balance of $171,166 due by October 31, 2012.

Note 6 – Advertising Costs Are Expensed as Incurred

Advertising costs are expensed as incurred. As of October 31, 2010 the Company had not incurred any advertising costs.

GULFMARK ENERGY GROUP, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

OCTOBER 31, 2010

Note 7 –Stockholder’s Equity

At October 31, 2010 the authorized capital of the Company consists of One Billion (1,000,000,000) shares of capital stock in the aggregate. These shares are divided into two classes: 950,000,000 shares of common stock with a par value of $.001, and 50,000,000 shares of preferred stock with a par value of $.001.  In addition, the Company is authorized to issue 12,000,000 shares of 2010 Series “A” preferred stock which is convertible into common stock at a rate of 20 shares of common stock per one share of preferred stock.

There were 150,000 shares of common stock valued at $100,000 issued as part of the purchase of a drilling rig.

Note 8–Concentration of Credit Risk

The Company maintains deposit accounts at financial institutions that are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000 per financial institution.  From time to time the Company’s cash balances may exceed the amount secured by FDIC insurance.  At October 31, 2010, the Company had no deposits that were not insured by the FDIC.

Note 9–Subsequent Events

In 2009, the FASB issued FASB ASC 855, “Subsequent Events” (ASC 855).  ASC 855 establishes general standards of accounting for and disclosure of events after the balance sheet date but before financial statements are issues or are available to be issued.  Accordingly, the Company evaluated subsequent events through December 14, 2010, the date the financial statements were issued, and determined that there are not any other items to disclose.